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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2001

                               JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)

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
          DELAWARE                                  1-12095                          62-1650470
(State or Other Jurisdiction                (Commission File Number)                (IRS Employer
        of Incorporation)                                                         Identification No.)
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                                 One Canal Place
                           365 Canal Street, Suite 900
                          New Orleans, Louisiana, 70130
              (Address of Principal Executive Offices and Zip Code)

                                 (504) 533-6000
              (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

         On June 15, 2001, we announced a strategic realignment designed to reduce costs, streamline the Company's activities and enhance its ability to adapt quickly to changing market conditions. As part of this realignment, we announced our new seven-member Board of Directors, three of whom will be officially appointed to the Board following approval by Louisiana gaming regulators. Subject to appropriate regulatory approval, our new Board of Directors is expected to include:

         o Phil Satre, Chairman and Chief Executive Officer of Harrah's Entertainment, Inc. ("HET"), which owns 49% of us and is the manager of our casino, and a director on our Board since 2000;

         o Rudy Cerone, a partner in McGlinchy Stafford, PLLC, a law firm located in New Orleans, and a director on our Board since 1998;

         o Paul Debban, Managing Director of Reorganized Securities Group, a division of The Seidler Companies, Inc.;

         o Preston Smart, Chairman and Chief Executive Officer of BayVen Capital, Inc., a privately held investment firm;

         o Eddie Williams, President and Chief Executive Officer of the Joint Center for Political and Economic Studies, a director of HET, and a director on our Board since 1998;

         o Chris Lowden, former Executive Vice President of Operations for Santa Fe Gaming Corporation in Las Vegas, Nevada; and

         o     Anthony Sanfilippo, President of HET's Central Division.

         In addition, Phil Satre was named Chairman of our Board of Directors. In an effort by our Board to reduce duplicative costs in the government and community liaison functions, Fred Keeton, our Vice President of Community Relations and Government Affairs, will join HET to oversee those functions for HET's Louisiana and Mississippi operations. Attached hereto as Exhibit 99.1 is our related press release on June 15, 2001.

         In connection with our strategic realignment, we announced on June 19, 2001 that our Board of Directors has notified Fred Burford, President and Chief Executive Officer, that it does not intend to renew his contract after December 31, 2001. The Board named Paul Debban to replace Mr. Burford, upon termination of his contract, as President in what will become an unsalaried position. Mr. Debban's appointment is subject to approval by Louisiana gaming regulators. Attached hereto as Exhibit 99.2 is our related press release on June 19, 2001.

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         Statements in this Current Report that are not historical fact, including particular statements about possible profitability, are forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Although we believe that the projections, plans, objectives, expectations and prospects reflected in or suggested by such forward-looking statements are reasonable, such statements involve numerous uncertainties and risks, and we cannot assure that such projections, plans, objectives, expectations and prospects will be achieved. Important factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements include actual revenues and expenses, approval of directors and officers by the Louisiana gaming regulators, and other factors that are contained in documents we file with the U.S. Securities and Exchange Commission. Readers are encouraged to refer to these reports.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)  Exhibits.

         The following exhibits are filed herewith:

         99.1              Press Release dated June 15, 2001
         99.2              Press Release dated June 19, 2001


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


JCC HOLDING COMPANY
(REGISTRANT)

         /s/   L. Camille Fowler
         -----------------------
         L. Camille Fowler
         Vice President - Finance, Secretary and Treasurer


Date:  June 20, 2001


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                                INDEX TO EXHIBITS
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Exhibit No.       Exhibit Description
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
99.1              Press Release dated June 15, 2001
99.2              Press Release dated June 19, 2001
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